INVESTOR FINANCIAL SUPPLEMENT
June 30, 2014

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of July 23, 2014
Address:
One Hartford Plaza		A.M. Best	Fitch¹	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A+	A	A2
	Hartford Life and Accident Insurance Company	A	A	A	A3
	Hartford Life Insurance Company	A-	BBB+	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	bbb+	BBB	BBB	Baa3
Contacts:	Commercial paper	AMB-2	F2	A-2	P-3
Sabra Purtill
Senior Vice President	¹ On July 28, 2014 Fitch Ratings announced it plans to withdraw the ratings on Hartford Financial Services, Group, Inc. and its
Investor Relations	subsidiaries on or about August 28, 2014, for commercial reasons.
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs and Present Value of Future Profits	8

PROPERTY & CASUALTY	Property & Casualty Combined Income Statements	9
	Property & Casualty Combined Underwriting Ratios	10
	P&C Commercial Underwriting Results	11
	P&C Commercial Underwriting Ratios	12
	P&C Commercial Supplemental Data	13
	Consumer Markets Underwriting Results	14
	Consumer Markets Underwriting Ratios	15
	Consumer Markets Supplemental Data	16
	P&C Other Operations Underwriting Results	17

GROUP BENEFITS	Income Statements	18
	Supplemental Data	19

MUTUAL FUNDS	Income Statements	20
	Asset Value Rollforward - Assets Under Management By Distribution Channel	21
	Asset Value Rollforward - Assets Under Management By Asset Class	22

TALCOTT RESOLUTION	Financial Highlights	23
	U.S. Annuity Supplemental Data	24
	U.S. Annuity Account Value Rollforward	25

CORPORATE	Income Statements	26

INVESTMENTS	Investment Earnings Before Tax - Consolidated	27
	Investment Earnings Before Tax - Property & Casualty Combined	28
	Net Investment Income by Segment	29
	Components of Net Realized Capital Gains (Losses)	30
	Composition of Invested Assets	31
	Invested Asset Exposures	32

APPENDIX	Basis of Presentation and Definitions	33
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
HIGHLIGHTS
Net income (loss)	$(467)	$495	$314	$293	$(190)	$(241)	$28	$(431)
Core earnings	$144	$501	$382	$416	$231	$390	$645	$621
Total revenues	$4,616	$4,612	$4,777	$4,862	$4,734	$6,300	$9,228	$11,034
Total assets	$254,713	$272,923	$277,884	$283,947	$294,833	$297,021
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$(1.04)	$1.10	$0.70	$0.65	$(0.42)	$(0.58)	$0.06	$(0.99)
Core earnings available to common shareholders	$0.32	$1.11	$0.85	$0.92	$0.51	$0.87	$1.43	$1.38
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders	$(1.00)	$1.03	$0.65	$0.60	$(0.39)	$(0.49)	$0.06	$(0.87)
Core earnings available to common shareholders	$0.31	$1.05	$0.79	$0.85	$0.47	$0.79	$1.36	$1.26
Weighted average common shares outstanding (basic)	450.6	449.8	451.1	452.1	451.4	436.3	450.2	443.8
Dilutive effect of stock compensation	6.3	6.2	5.1	4.6	4.2	3.9	6.2	4.0
Dilutive effect of warrants	11.0	22.6	29.9	33.9	33.4	31.7	16.9	32.6
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	467.9	478.6	486.1	490.6	489.0	471.9	473.3	480.4
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares [2]	467.9	478.6	486.1	490.6	489.0	493.1	473.3	492.8
Common shares outstanding	450.8	452.5	453.3	448.5	453.9	435.3	450.8	453.9
Book value per common share	$43.10	$43.70	$41.71	$42.20	$41.89	$46.78
Per common share impact of accumulated other comprehensive income [3]	$2.58	$1.46	$(0.17)	$(0.04)	$0.16	$3.79
Book value per common share (excluding AOCI)	$40.52	$42.24	$41.88	$42.24	$41.73	$42.99
Book value per diluted share	$41.70	$41.56	$39.14	$38.87	$38.59	$42.43
Per diluted share impact of AOCI	$2.49	$1.39	$(0.16)	$(0.04)	$0.15	$3.34
Book value per diluted share (excluding AOCI)	$39.21	$40.17	$39.30	$38.91	$38.44	$39.09
Common shares outstanding and dilutive potential common shares	465.9	475.8	483.0	486.9	492.7	493.0
FINANCIAL RATIOS
ROE (net income (loss) last 12 months to stockholders' equity including AOCI)	3.3%	4.5%	0.9%	(0.9)%	(2.3)%	(1.8)%
ROE (core earnings last 12 months to stockholders' equity excluding AOCI)	7.8%	8.0%	7.4%	6.4%	6.1%	5.9%
Debt to capitalization, including AOCI	23.9%	24.3%	25.7%	25.0%	25.8%	23.2%
Annualized investment yield, after-tax	3.0%	3.2%	3.1%	3.0%	3.1%	3.0%	3.1%	3.1%

[1]
Weighted average common shares outstanding and dilutive potential common shares (diluted) are used in the calculation of diluted earnings (losses) per common share in periods of losses when the impact is dilutive to income from continuing operations, net of tax, available to common shareholders.

[2]
Includes the dilutive effect of the assumed conversion of preferred shares of 21.2 million shares and 12.4 million shares, respectively, for the three months ended March 31, 2013 and the six months ended June 30, 2013. The preferred shares converted to 21.2 million common shares in April 2013.

[3]	Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in
AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Core earnings (losses):
P&C Commercial	$213	$264	$229	$176	$198	$224	$477	$422
Consumer Markets	(27)	101	49	68	15	73	74	88
P&C Other Operations	(146)	21	22	19	(73)	21	(125)	(52)
Property & Casualty Combined	$40	$386	$300	$263	$140	$318	$426	$458
Group Benefits	52	45	55	36	37	30	97	67
Mutual Funds	21	21	20	18	20	20	42	40
Sub-total	113	452	375	317	197	368	565	565
Talcott Resolution	101	112	99	115	103	95	213	198
Corporate	(70)	(63)	(92)	(16)	(69)	(73)	(133)	(142)
CONSOLIDATED CORE EARNINGS	$144	$501	$382	$416	$231	$390	$645	$621
Add: Unlock benefit (charge), after-tax [1]	$15	$12	$1	$(104)	$(9)	$3	$27	$(6)
Add: Restructuring and other costs, after-tax	(5)	(13)	(10)	(10)	(12)	(12)	(18)	(24)
Add: Income (loss) from discontinued operations, after-tax	(617)	29	(70)	(72)	(423)	(484)	(588)	(907)
Add: Loss on extinguishment of debt, after-tax	—	—	—	—	—	(138)	—	(138)
Add: Net reinsurance gain (loss) on dispositions, after-tax	—	—	—	—	1	(25)	—	(24)
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(4)	(34)	11	63	22	25	(38)	47
Net income (loss)	$(467)	$495	$314	$293	$(190)	$(241)	$28	$(431)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Earned premiums	$3,319	$3,302	$3,346	$3,338	$3,294	$3,253	$6,621	$6,547
Fee income	502	496	544	538	513	510	998	1,023
Net investment income	768	824	811	787	841	825	1,592	1,666
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(8)	(23)	(15)	(28)	(17)	(33)	(31)	(50)
OTTI losses recognized in other comprehensive income	1	1	1	2	5	12	2	17
Net OTTI losses recognized in earnings	(7)	(22)	(14)	(26)	(12)	(21)	(29)	(33)
Net realized capital gains on business dispositions [1]	—	—	—	—	1	1,574	—	1,575
Other net realized capital gains (losses)	3	(13)	16	157	32	91	(10)	123
Total net realized capital gains (losses)	(4)	(35)	2	131	21	1,644	(39)	1,665
Other revenues	31	25	74	68	65	68	56	133
Total revenues	4,616	4,612	4,777	4,862	4,734	6,300	9,228	11,034
Benefits, losses and loss adjustment expenses	3,023	2,576	2,703	2,764	2,922	2,659	5,599	5,581
Amortization of DAC	372	396	380	594	391	429	768	820
Insurance operating costs and other expenses	977	936	1,116	964	1,084	1,012	1,913	2,096
Loss on extinguishment of debt	—	—	—	—	—	213	—	213
Reinsurance loss on dispositions [1]	—	—	—	—	—	1,574	—	1,574
Interest expense	94	95	96	94	100	107	189	207
Total benefits, losses and expenses	4,466	4,003	4,295	4,416	4,497	5,994	8,469	10,491
Income from continuing operations before income taxes	150	609	482	446	237	306	759	543
Income tax expense	—	143	98	81	4	63	143	67
Income from continuing operations, after-tax	150	466	384	365	233	243	616	476
Income (loss) from discontinued operations, after-tax [2]	(617)	29	(70)	(72)	(423)	(484)	(588)	(907)
Net income (loss)	$(467)	$495	$314	$293	$(190)	$(241)	$28	$(431)
[1]All amounts pertain to the sales of the Retirement Plans and Individual Life businesses.
[2]For further information related to the discontinued operations of the Japan and U.K. annuity businesses, refer to Talcott Resolution Financial Highlights on page 23.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	LIFE [1]		PROPERTY & CASUALTY [1]		CORPORATE [1]		CONSOLIDATED
	Jun 30 2014	Dec 31 2013	Jun 30 2014	Dec 31 2013	Jun 30 2014	Dec 31 2013	Jun 30 2014	Dec 31 2013
Investments
Fixed maturities, available-for-sale, at fair value	$34,089	$36,608	$25,343	$24,684	$814	$1,065	$60,246	$62,357
Fixed maturities, at fair value using the fair value option	354	824	56	20	—	—	410	844
Equity securities, trading, at fair value	12	19,745	—	—	—	—	12	19,745
Equity securities, available-for-sale, at fair value	434	450	256	292	133	126	823	868
Mortgage loans	4,048	4,172	1,538	1,426	—	—	5,586	5,598
Policy loans, at outstanding balance	1,420	1,420	—	—	—	—	1,420	1,420
Limited partnerships and other alternative investments	1,319	1,447	1,583	1,593	—	—	2,902	3,040
Other investments	207	383	108	121	14	17	329	521
Short-term investments	2,741	2,211	1,299	984	471	813	4,511	4,008
Total investments	$44,624	$67,260	$30,183	$29,120	$1,432	$2,021	$76,239	$98,401
Cash	1,330	1,237	178	189	4	2	1,512	1,428
Premiums receivable and agents’ balances	262	279	3,305	3,186	—	—	3,567	3,465
Reinsurance recoverables	20,114	20,595	2,835	2,735	—	—	22,949	23,330
DAC	1,454	1,612	572	549	—	—	2,026	2,161
Deferred income taxes	1,114	1,642	418	818	1,504	1,380	3,036	3,840
Goodwill	149	149	119	119	230	230	498	498
Property and equipment, net	174	247	624	621	9	9	807	877
Other assets	1,254	1,703	1,047	1,090	255	205	2,556	2,998
Separate account assets [2]	141,523	140,886	—	—	—	—	141,523	140,886
Total assets	$211,998	$235,610	$39,281	$38,427	$3,434	$3,847	$254,713	$277,884
Future policy benefits, unpaid losses and loss adjustment expenses	19,641	19,669	22,041	21,704	—	—	$41,682	$41,373
Other policyholder funds and benefits payable	33,475	39,029	—	—	—	—	33,475	39,029
Other policyholder funds and benefits payable— International variable annuities	—	19,734	—	—	—	—	—	19,734
Unearned premiums	156	177	5,192	5,049	—	(1)	5,348	5,225
Debt	143	238	—	—	5,965	6,306	6,108	6,544
Other liabilities	3,315	3,006	1,371	1,550	2,463	1,632	7,149	6,188
Separate account liabilities	141,523	140,886	—	—	—	—	141,523	140,886
Total liabilities	$198,253	$222,739	$28,604	$28,303	$8,428	$7,937	$235,285	$258,979
Common equity, excluding AOCI	12,274	12,053	9,711	9,721	(3,719)	(2,790)	18,266	18,984
AOCI, after-tax	1,471	818	966	403	(1,275)	(1,300)	1,162	(79)
Total stockholders’ equity	13,745	12,871	10,677	10,124	(4,994)	(4,090)	19,428	18,905
Total liabilities and equity	$211,998	$235,610	$39,281	$38,427	$3,434	$3,847	$254,713	$277,884

[1]	For a description of Life, Property & Casualty and Corporate, refer to the Appendix - Basis of Presentation and Definitions.

[2]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
DEBT
Short-term debt	$289	$532	$438	$200	$520	$520
Senior notes	4,719	4,718	5,006	5,006	5,005	4,707
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100	1,100
Total debt	$6,108	$6,350	$6,544	$6,306	$6,625	$6,327
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$18,266	$19,115	$18,984	$18,945	$18,939	$18,715
Preferred stock	—	—	—	—	—	556
AOCI	1,162	659	(79)	(17)	74	1,649
Total stockholders’ equity	$19,428	$19,774	$18,905	$18,928	$19,013	$20,920
CAPITALIZATION
Total capitalization, including AOCI, after tax	$25,536	$26,124	$25,449	$25,234	$25,638	$27,247
Total capitalization, excluding AOCI, after tax	$24,374	$25,465	$25,528	$25,251	$25,564	$25,598
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.9%	24.3%	25.7%	25.0%	25.8%	23.2%
Total debt to capitalization, excluding AOCI	25.1%	24.9%	25.6%	25.0%	25.9%	24.7%
Total rating agency adjusted debt to capitalization [1] [2]	26.5%	26.9%	28.4%	28.5%	29.3%	26.6%

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.3 billion, $1.3 billion, $1.4 billion, $1.6 billion, and $1.6 billion for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013, respectively.

[2]	Reflects 25% equity credit for the junior subordinated debentures. Reflects 100% equity credit for preferred stock which converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Jun 30 2014	[3]	Dec 31 2013	[3]
U.S. statutory net income (loss)
Property & Casualty [1]	$547		$1,217
Life [1] [2]	$(333)		$2,144
U.S. statutory capital and surplus - Property & Casualty	$8,069		$8,022
U.S. GAAP adjustments:
DAC	572		549
Benefit reserves	(47)		(48)
Unrealized gains on investments, after tax	920		313
Goodwill	119		119
Non-admitted assets	932		973
Other, net	112		196
U.S. GAAP stockholders’ equity - Property & Casualty	$10,677		$10,124
U.S. statutory capital and surplus - Life	$7,011		$6,639
U.S. GAAP adjustments:
DAC	1,454		1,612
Deferred taxes	(46)		573
Benefit reserves	939		(20)
Unrealized gains on investments, after tax	2,249		937
Asset valuation reserve and interest maintenance reserve	855		787
Goodwill	149		149
Other, net	(136)		136
Investment in foreign and non-insurance subsidiaries [4]	1,270		2,058
U.S. GAAP stockholders’ equity - Life	$13,745		$12,871

[1]	For a description of Property & Casualty and Life, refer to the Appendix - Basis of Presentation and Definitions on page 33.

[2]	Statutory net income (loss) does not include capital gains and losses on the mark to market effects of hedging programs that may be accounted for as realized capital gains (losses) under U.S. GAAP.

[3]	Statutory net income (loss) is for the six months ended June 30, 2014 and the year ended December 31, 2013.

[4]	Decrease since December 31, 2013 primarily due to the sale of Hartford Life KK in June 2014.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
Fixed maturities net unrealized gain	$2,226	$1,663	$975	$976	$1,141	$2,484
Equities net unrealized gain	29	23	12	12	21	45
OTTI losses recognized in AOCI	(7)	(10)	(12)	(20)	(23)	(32)
Net deferred gain on cash flow hedging instruments	141	121	108	167	188	320
Total net unrealized gain	$2,389	$1,797	$1,083	$1,135	$1,327	$2,817
Foreign currency translation adjustments	13	108	91	184	92	186
Pension and other postretirement adjustment	(1,240)	(1,246)	(1,253)	(1,336)	(1,345)	(1,354)
Total AOCI	$1,162	$659	$(79)	$(17)	$74	$1,649

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	THREE MONTHS ENDED JUN 30, 2014
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	Institutional	Consolidated
Balance, beginning of period	$564	$43	$15	$1,424	$46	$2,092
Deferred costs	324	6	5	5	(1)	339
Amortization — DAC	(316)	(7)	(7)	(57)	(1)	(388)
Amortization — DAC unlock benefit, before tax	—	—	—	16	—	16
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	(1)	—	(33)	1	(33)
Balance, end of period	$572	$41	$13	$1,355	$45	$2,026

	SIX MONTHS ENDED JUN 30, 2014
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	Institutional	Consolidated
Balance, beginning of period	$549	$41	$19	$1,505	$47	$2,161
Deferred costs	650	16	10	13	—	689
Amortization — DAC	(627)	(16)	(16)	(135)	(2)	(796)
Amortization — DAC unlock benefit, before tax	—	—	—	28	—	28
Adjustments to unrealized gains and losses on securities available-for-sale and other	—	—	—	(56)	—	(56)
Balance, end of period	$572	$41	$13	$1,355	$45	$2,026

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
UNDERWRITING RESULTS
Written premiums	$2,574	$2,597	$2,349	$2,556	$2,501	$2,523	$5,171	$5,024
Change in unearned premium reserve	69	128	(149)	68	48	98	197	146
Earned premiums	2,505	2,469	2,498	2,488	2,453	2,425	4,974	4,878
Losses and loss adjustment expenses
Current accident year before catastrophes	1,563	1,524	1,615	1,607	1,551	1,536	3,087	3,087
Current accident year catastrophes	196	86	28	66	186	32	282	218
Prior year development [1]	249	(40)	15	17	146	14	209	160
Total losses and loss adjustment expenses	2,008	1,570	1,658	1,690	1,883	1,582	3,578	3,465
Amortization of DAC	316	311	310	308	309	310	627	619
Underwriting expenses [2]	394	331	398	391	389	375	725	764
Dividends to policyholders	3	4	4	4	4	4	7	8
Underwriting gain (loss)	(216)	253	128	95	(132)	154	37	22
Net investment income	292	326	324	296	338	312	618	650
Net realized capital gains (losses)	(25)	(37)	72	2	(7)	51	(62)	44
Other expense	(37)	(36)	(45)	(32)	(34)	(24)	(73)	(58)
Income from continuing operations before income taxes	14	506	479	361	165	493	520	658
Income tax expense (benefit)	(11)	143	133	98	27	142	132	169
Income from continuing operations, after-tax	25	363	346	263	138	351	388	489
Income (loss) from discontinued operations, after-tax	—	—	—	1	(2)	—	—	(2)
Net income	25	363	346	264	136	351	388	487
Less: Restructuring and other costs, after-tax	—	—	—	(1)	—	—	—	—
Less: Income (loss) from discontinued operations, after-tax	—	—	—	1	(2)	—	—	(2)
Less: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(15)	(23)	46	1	(2)	33	(38)	31
Core earnings	$40	$386	$300	$263	$140	$318	$426	$458
[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.
[2] The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
UNDERWRITING GAIN (LOSS)	$(216)	$253	$128	$95	$(132)	$154	$37	$22
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	62.4	61.7	64.7	64.6	63.2	63.3	62.1	63.3
Current accident year catastrophes	7.8	3.5	1.1	2.7	7.6	1.3	5.7	4.5
Prior year development [1]	9.9	(1.6)	0.6	0.7	6.0	0.6	4.2	3.3
Total losses and loss adjustment expenses	80.2	63.6	66.4	67.9	76.8	65.2	71.9	71.0
Expenses [2]	28.3	26.0	28.3	28.1	28.5	28.2	27.2	28.4
Policyholder dividends	0.1	0.2	0.2	0.2	0.2	0.2	0.1	0.2
Combined ratio	108.6	89.8	94.9	96.2	105.4	93.6	99.3	99.5
Current accident year catastrophes and prior year development	17.7	1.9	1.7	3.4	13.6	1.9	9.9	7.8
Combined ratio before catastrophes and prior year development	90.9	87.9	93.2	92.8	91.8	91.8	89.4	91.8
[1] Includes 9.5 point and 5.7 point unfavorable impact related to asbestos and environmental prior year loss reserve development in the three months ended June 30, 2014 and 2013, respectively.
[2] Includes 2.0 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
UNDERWRITING RESULTS
Written premiums	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645	$3,240	$3,178
Change in unearned premium reserve	12	128	(103)	4	(12)	116	140	104
Earned premiums	1,559	1,541	1,566	1,563	1,545	1,529	3,100	3,074
Losses and loss adjustment expenses
Current accident year before catastrophes	934	934	972	991	966	968	1,868	1,934
Current accident year catastrophes	35	60	7	48	44	6	95	50
Prior year development [2]	12	(7)	12	26	37	8	5	45
Total losses and loss adjustment expenses	981	987	991	1,065	1,047	982	1,968	2,029
Amortization of DAC	230	226	226	226	226	227	456	453
Underwriting expenses [1]	254	188	247	238	243	225	442	468
Dividends to policyholders	3	4	4	4	4	4	7	8
Underwriting gain	$91	$136	$98	$30	$25	$91	$227	$116

[1]	The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty
Commercial represent $25, $14 and $10, respectively, of the reduction.

[2]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Auto liability	$9	$5	$—	$86	$40	$15	$14	$55
Professional and general liability	(11)	(8)	(1)	(45)	(40)	(18)	(19)	(58)
Workers’ compensation	5	—	(11)	(10)	1	18	5	19
Workers’ compensation - NY 25a Fund for Reopened Cases	—	—	—	—	80	—	—	80
Change in workers' compensation discount, including accretion	7	8	7	8	7	8	15	15
Catastrophes	(6)	(12)	(3)	(12)	(9)	—	(18)	(9)
Uncollectible reinsurance	—	—	—	—	(25)	—	—	(25)
Other reserve re-estimates, net	8	—	20	(1)	(17)	(15)	8	(32)
Total prior year development	$12	$(7)	$12	$26	$37	$8	$5	$45

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
UNDERWRITING GAIN	$91	$136	$98	$30	$25	$91	$227	$116
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.9	60.6	62.1	63.4	62.5	63.3	60.3	62.9
Current accident year catastrophes	2.2	3.9	0.4	3.1	2.8	0.4	3.1	1.6
Prior year development [1]	0.8	(0.5)	0.8	1.7	2.4	0.5	0.2	1.5
Total losses and loss adjustment expenses	62.9	64.0	63.3	68.1	67.8	64.2	63.5	66.0
Expenses [2]	31.0	26.9	30.2	29.7	30.4	29.6	29.0	30.0
Policyholder dividends	0.2	0.3	0.3	0.3	0.3	0.3	0.2	0.3
Combined ratio	94.2	91.2	93.7	98.1	98.4	94.0	92.7	96.2
Current accident year catastrophes and prior year development	3.0	3.4	1.2	4.8	5.2	0.9	3.3	3.1
Combined ratio before catastrophes and prior year development	91.1	87.7	92.5	93.3	93.1	93.1	89.5	93.1

COMBINED RATIOS BY LINE OF BUSINESS [3]
SMALL COMMERCIAL
Combined ratio	89.3	85.7	85.8	92.4	94.5	89.9	87.5	92.2
Combined ratio before catastrophes	85.9	83.3	85.4	89.9	91.8	88.2	84.6	90.0
Combined ratio before catastrophes and prior year development	85.4	83.7	85.9	87.1	87.6	89.2	84.6	88.4
MIDDLE MARKET
Combined ratio	97.1	96.1	97.1	102.7	101.7	91.6	96.6	96.7
Combined ratio before catastrophes	96.6	90.6	96.9	99.7	99.3	93.2	93.6	96.3
Combined ratio before catastrophes and prior year development	95.1	90.1	94.8	95.9	95.2	95.8	92.6	95.5
SPECIALTY COMMERCIAL
Combined ratio	104.1	97.3	102.4	111.0	113.8	112.6	100.6	113.2
Combined ratio before catastrophes	104.0	97.2	102.5	110.9	113.4	111.8	100.5	112.6
Combined ratio before catastrophes and prior year development	101.3	94.7	100.6	103.0	105.7	98.9	98.0	102.3
[1]For a summary of prior year loss reserve development, refer to footnote [2] on page 11.
[2]The expense ratio includes 3.2 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

[3]	Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.5 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction in the three months ended March 31, 2014. For additional information, refer to footnote [1] on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
WRITTEN PREMIUMS
Small Commercial	$833	$865	$715	$740	$787	$842	$1,698	$1,629
Middle Market	533	566	555	570	518	546	1,099	1,064
Specialty Commercial	196	229	186	248	219	248	425	467
National Accounts	77	113	62	90	72	91	190	163
Financial Products	59	55	63	61	60	53	114	113
Programs	57	58	60	93	85	101	115	186
Other Specialty	3	3	1	4	2	3	6	5
Other	9	9	7	9	9	9	18	18
Total	$1,571	$1,669	$1,463	$1,567	$1,533	$1,645	$3,240	$3,178
EARNED PREMIUMS
Small Commercial	$790	$769	$777	$769	$763	$754	$1,559	$1,517
Middle Market	547	541	549	545	540	530	1,088	1,070
Specialty Commercial	213	223	234	240	233	236	436	469
National Accounts	82	80	79	83	70	68	162	138
Financial Products	61	59	62	61	64	63	120	127
Programs	68	81	89	92	97	102	149	199
Other Specialty	2	3	4	4	2	3	5	5
Other	9	8	6	9	9	9	17	18
Total	$1,559	$1,541	$1,566	$1,563	$1,545	$1,529	$3,100	$3,074

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Standard Commercial Lines	6%	7%	8%	7%	7%	8%	6%	7%
Policy Count Retention
Small Commercial	84%	83%	82%	81%	80%	82%	83%	81%
Middle Market	80%	81%	79%	80%	79%	77%	81%	78%
New Business Premium
Small Commercial	$140	$131	$111	$115	$125	$134	$271	$259
Middle Market	$112	$111	$102	$107	$116	$97	$223	$213
Policies in Force (in thousands)
Small Commercial	1,187	1,179	1,177	1,181	1,181	1,185
Middle Market	73	73	73	74	74	75

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
UNDERWRITING RESULTS	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Written premiums	$1,003	$927	$886	$988	$967	$878	$1,930	$1,845
Change in unearned premium reserve	57	(1)	(45)	63	59	(18)	56	41
Earned premiums	946	928	931	925	908	896	1,874	1,804
Losses and loss adjustment expenses
Current accident year before catastrophes	629	590	643	616	585	568	1,219	1,153
Current accident year catastrophes	161	26	21	18	142	26	187	168
Prior year development [1]	(3)	(34)	—	(11)	(32)	4	(37)	(28)
Total losses and loss adjustment expenses	787	582	664	623	695	598	1,369	1,293
Amortization of DAC	86	85	84	82	83	83	171	166
Underwriting expenses	133	136	144	145	139	143	269	282
Underwriting gain (loss)	$(60)	$125	$39	$75	$(9)	$72	$65	$63

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Auto liability	$—	$—	$1	$—	$2	$—	$—	$2
Homeowners	3	(13)	3	1	(2)	(8)	(10)	(10)
Catastrophes	(5)	(21)	(2)	(8)	(31)	2	(26)	(29)
Other reserve re-estimates, net	(1)	—	(2)	(4)	(1)	10	(1)	9
Total prior year development	$(3)	$(34)	$—	$(11)	$(32)	$4	$(37)	$(28)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
UNDERWRITING GAIN (LOSS)	$(60)	$125	$39	$75	$(9)	$72	$65	$63
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.5	63.6	69.1	66.6	64.4	63.4	65.0	63.9
Current accident year catastrophes	17.0	2.8	2.3	1.9	15.6	2.9	10.0	9.3
Prior year development [1]	(0.3)	(3.7)	—	(1.2)	(3.5)	0.4	(2.0)	(1.6)
Total losses and loss adjustment expenses	83.2	62.7	71.3	67.4	76.5	66.7	73.1	71.7
Expenses	23.2	23.8	24.5	24.5	24.4	25.2	23.5	24.8
Combined ratio	106.3	86.5	95.8	91.9	101.0	92.0	96.5	96.5
Current accident year catastrophes and prior year development	16.7	(0.9)	2.3	0.7	12.1	3.3	8.0	7.7
Combined ratio before catastrophes and prior year development	89.6	87.4	93.6	91.1	88.9	88.6	88.5	88.7
PRODUCT
Automobile
Combined ratio	98.7	91.4	102.4	96.3	94.6	96.0	95.1	95.3
Combined ratio before catastrophes and prior year development	94.6	91.6	102.7	96.8	93.8	93.3	93.1	93.5
Homeowners
Combined ratio	123.8	75.3	78.3	81.2	115.0	82.7	99.8	99.0
Combined ratio before catastrophes and prior year development	79.6	77.4	70.6	77.6	77.9	77.9	78.5	77.9

[1]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote [1] on page 14.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$734	$669	$632	$725	$718	$647	$1,403	$1,365
AARP Agency	78	71	66	62	52	45	149	97
Other Agency	179	173	175	187	182	173	352	355
Other	12	14	13	14	15	13	26	28
Total	$1,003	$927	$886	$988	$967	$878	$1,930	$1,845
EARNED PREMIUMS
AARP Direct	$689	$678	$684	$682	$673	$662	$1,367	$1,335
AARP Agency	66	58	54	47	41	35	124	76
Other Agency	179	179	181	182	181	184	358	365
Other	12	13	12	14	13	15	25	28
Total	$946	$928	$931	$925	$908	$896	$1,874	$1,804
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$680	$660	$608	$668	$657	$629	$1,340	$1,286
Homeowners	323	267	278	320	310	249	590	559
Total	$1,003	$927	$886	$988	$967	$878	$1,930	$1,845
EARNED PREMIUMS
Automobile	$650	$636	$640	$637	$626	$619	$1,286	$1,245
Homeowners	296	292	291	288	282	277	588	559
Total	$946	$928	$931	$925	$908	$896	$1,874	$1,804
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	5%	5%	5%	5%	5%	5%	5%	5%
Homeowners	8%	8%	8%	8%	7%	6%	8%	6%
Policy Count Retention
Automobile	86%	87%	86%	86%	86%	86%	86%	86%
Homeowners	87%	87%	86%	86%	87%	87%	87%	87%
Premium Retention
Automobile	88%	89%	87%	88%	88%	88%	88%	88%
Homeowners	92%	93%	92%	92%	92%	92%	92%	92%
New Business Premium
Automobile	$103	$104	$94	$100	$93	$87	$207	$180
Homeowners	$35	$32	$32	$35	$34	$30	$67	$64
Policies in Force (in thousands)
Automobile	2,041	2,033	2,019	2,021	2,020	2,019
Homeowners	1,325	1,324	1,319	1,321	1,322	1,322

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
UNDERWRITING RESULTS
Written premiums	$—	$1	$—	$1	$1	$—	$1	$1
Change in unearned premium reserve	—	1	(1)	1	1	—	1	1
Earned premiums	—	—	1	—	—	—	—	—
Losses and loss adjustment expenses
Prior year development [1]	240	1	3	2	141	2	241	143
Total losses and loss adjustment expenses	240	1	3	2	141	2	241	143
Underwriting expenses	7	7	7	8	7	7	14	14
Underwriting loss	$(247)	$(8)	$(9)	$(10)	$(148)	$(9)	$(255)	$(157)

[1] The three months ended June 30, 2014 and 2013 include unfavorable prior year loss reserve development of $212 and $130, respectively, related to asbestos reserves, and $27 and $10, respectively, related to environmental reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Earned premiums	$761	$784	$821	$817	$823	$812	$1,545	$1,635
Fee income	16	15	14	14	15	14	31	29
Net investment income	95	96	97	96	100	97	191	197
Net realized capital gains (losses)	6	8	3	(8)	37	18	14	55
Total revenues	878	903	935	919	975	941	1,781	1,916
Benefits, losses and loss adjustment expenses	601	597	607	637	635	639	1,198	1,274
Amortization of DAC	7	9	9	8	8	8	16	16
Insurance operating costs and other expenses	195	228	239	237	248	240	423	488
Total benefits, losses and expenses	803	834	855	882	891	887	1,637	1,778
Income before income taxes	75	69	80	37	84	54	144	138
Income tax expense	20	18	22	6	23	12	38	35
Net income	55	51	58	31	61	42	106	103
Less: Net realized capital gains (losses), after tax, excluded from core earnings	3	6	3	(5)	24	12	9	36
Core earnings	$52	$45	$55	$36	$37	$30	$97	$67
After-tax margin (excluding buyouts)
Net income	6.3%	5.7%	6.2%	3.4%	6.3%	4.5%	6.0%	5.4%
Core earnings	6.0%	5.1%	5.9%	3.9%	3.9%	3.2%	5.5%	3.6%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
PREMIUMS
Fully insured ongoing premiums
Group disability	$349	$346	$352	$343	$355	$345	$695	$700
Group life [1]	371	388	428	435	427	426	759	853
Other	41	42	41	39	40	41	83	81
Total fully insured ongoing premiums	$761	$776	$821	$817	$822	$812	$1,537	$1,634
Total buyouts [2]	—	8	—	—	1	—	8	1
Total premiums	761	784	821	817	823	812	1,545	1,635
Group disability premium equivalents [3]	108	103	102	104	100	106	211	206
Total premiums and premium equivalents	$869	$887	$923	$921	$923	$918	$1,756	$1,841
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$20	$88	$29	$32	$46	$76	$108	$122
Group life	24	79	26	28	55	88	103	143
Other	1	13	3	3	2	5	14	7
Total fully insured ongoing sales	45	180	58	63	103	169	225	272
Total buyouts [2]	—	8	—	—	1	—	8	1
Total sales	45	188	58	63	104	169	233	273
Group disability premium equivalents [3]	3	25	23	5	18	15	28	33
Total sales and premium equivalents	$48	$213	$81	$68	$122	$184	$261	$306
RATIOS [4]
Loss ratio
Group disability loss ratio	83.9%	82.4%	75.7%	87.9%	82.7%	89.9%	83.1%	86.2%
Group life loss ratio	72.4%	67.9%	70.8%	68.2%	70.8%	68.1%	70.1%	69.4%
Total loss ratio	77.3%	74.5%	72.7%	76.7%	75.7%	77.4%	75.9%	76.5%
Expense ratio	26.0%	30.0%	29.7%	29.5%	30.6%	30.0%	28.0%	30.3%

[1]	Association - Financial Institution business represents $19, $44, $65, $68, $71 and $72 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013,
June 30, 2013 and March 31, 2013, respectively.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Administrative service only fees and premium equivalent of claims under claim management.

[4]	Ratios calculated include fee income and exclude the effects of buyout premiums.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Investment management fees	$150	$146	$146	$139	$137	$133	$296	$270
Shareholder servicing fees	19	19	19	19	20	20	38	40
Other revenue	14	9	10	10	8	7	23	15
Total revenues	183	174	175	168	165	160	357	325
Sub-advisory	52	51	51	48	48	48	103	96
Employee compensation and benefits	26	25	26	24	24	25	51	49
Distribution and service	45	43	43	43	41	41	88	82
General, administrative and other	28	22	25	24	21	18	50	39
Total expenses	151	141	145	139	134	132	292	266
Income before income taxes	32	33	30	29	31	28	65	59
Income tax expense	11	12	11	10	11	10	23	21
Net income	21	21	19	19	20	18	42	38
Less: Restructuring and other costs, after-tax	—	—	—	1	(1)	(1)	—	(2)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	—	—	(1)	—	1	(1)	—	—
Core earnings	$21	$21	$20	$18	$20	$20	$42	$40
Return on assets (bps, after-tax) [1]
Net income	8.5	8.6	8.0	8.4	8.8	8.0	8.6	8.6
Core earnings	8.5	8.6	8.5	8.0	8.8	8.9	8.6	9.1

[1]	Represents annualized earnings divided by average assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY DISTRIBUTION CHANNEL

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
RETAIL MUTUAL FUNDS [1]
Beginning balance	$54,988	$53,040	$49,938	$47,617	$48,186	$45,013	$53,040	$45,013
Sales	2,698	2,627	2,488	2,864	2,789	3,162	5,325	5,951
Redemptions	(2,619)	(2,688)	(2,569)	(2,901)	(4,075)	(3,176)	(5,307)	(7,251)
Net flows	79	(61)	(81)	(37)	(1,286)	(14)	18	(1,300)
Change in market value and other [2]	635	2,009	3,183	2,358	717	3,187	2,644	3,904
Ending balance	$55,702	$54,988	$53,040	$49,938	$47,617	$48,186	$55,702	$47,617
RETIREMENT MUTUAL FUNDS [3]
Beginning balance	$18,358	$17,878	$16,821	$15,991	$17,622	$16,598	$17,878	$16,598
Sales	1,212	1,065	1,067	923	937	942	2,277	1,879
Redemptions	(1,729)	(986)	(1,428)	(1,531)	(2,590)	(1,426)	(2,715)	(4,016)
Net flows	(517)	79	(361)	(608)	(1,653)	(484)	(438)	(2,137)
Change in market value and other	787	401	1,418	1,438	22	1,508	1,188	1,530
Ending balance	$18,628	$18,358	$17,878	$16,821	$15,991	$17,622	$18,628	$15,991
TOTAL MUTUAL FUNDS
Beginning balance	$73,346	$70,918	$66,759	$63,608	$65,808	$61,611	$70,918	$61,611
Sales	3,910	3,692	3,555	3,787	3,726	4,104	7,602	7,830
Redemptions	(4,348)	(3,674)	(3,997)	(4,432)	(6,665)	(4,602)	(8,022)	(11,267)
Net flows	(438)	18	(442)	(645)	(2,939)	(498)	(420)	(3,437)
Change in market value and other	1,422	2,410	4,601	3,796	739	4,695	3,832	5,434
Ending balance	$74,330	$73,346	$70,918	$66,759	$63,608	$65,808	$74,330	$63,608
AVERAGE MUTUAL FUNDS ASSETS UNDER MANAGEMENT	$73,838	$72,132	$68,839	$65,183	$64,708	$63,710	$72,624	$62,610
ANNUITY MUTUAL FUND ASSETS [4]	$24,529	$24,957	$25,817	$25,638	$25,901	$26,628	$24,529	$25,901
TOTAL ASSETS UNDER MANAGEMENT	$98,859	$98,303	$96,735	$92,397	$89,509	$92,436	$98,859	$89,509
AVERAGE ASSETS UNDER MANAGEMENT	$98,581	$97,519	$94,566	$90,953	$90,973	$90,042	$97,797	$88,578
[1] Includes mutual funds offered within 529 college savings plans.
[2] Includes front end loads on A share products.
[3] Consists of mutual funds offered within employee directed retirement plans.
[4] Consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
EQUITY
Beginning balance	$44,489	$42,426	$39,057	$36,186	$38,453	$35,843	$42,426	$35,843
Sales	1,995	1,906	1,678	1,591	1,446	1,559	3,901	3,005
Redemptions	(2,145)	(1,819)	(2,043)	(2,054)	(4,821)	(2,951)	(3,964)	(7,772)
Net flows	(150)	87	(365)	(463)	(3,375)	(1,392)	(63)	(4,767)
Change in market value and other	832	1,976	3,734	3,334	1,108	4,002	2,808	5,110
Ending balance	$45,171	$44,489	$42,426	$39,057	$36,186	$38,453	$45,171	$36,186
FIXED INCOME
Beginning balance	$14,661	$14,632	$14,595	$14,944	$15,213	$14,524	$14,632	$14,524
Sales	1,241	1,134	1,255	1,507	1,432	1,755	2,375	3,187
Redemptions	(1,064)	(1,257)	(1,322)	(1,802)	(1,323)	(1,133)	(2,321)	(2,456)
Net flows	177	(123)	(67)	(295)	109	622	54	731
Change in market value and other	104	152	104	(54)	(378)	67	256	(311)
Ending balance	$14,942	$14,661	$14,632	$14,595	$14,944	$15,213	$14,942	$14,944
MULTI-STRATEGY INVESTMENTS [1]
Beginning balance	$14,196	$13,860	$13,107	$12,478	$12,142	$11,244	$13,860	$11,244
Sales	674	652	622	689	848	790	1,326	1,638
Redemptions	(1,139)	(598)	(632)	(576)	(521)	(518)	(1,737)	(1,039)
Net flows	(465)	54	(10)	113	327	272	(411)	599
Change in market value and other	486	282	763	516	9	626	768	635
Ending balance	$14,217	$14,196	$13,860	$13,107	$12,478	$12,142	$14,217	$12,478
TOTAL MUTUAL FUNDS [2]	$74,330	$73,346	$70,918	$66,759	$63,608	$65,808	$74,330	$63,608
[1] Includes balanced, allocation, target date and alternatives.
[2] Excludes annuity mutual fund assets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
NET INCOME (LOSS)
U.S. Annuity	$92	$108	$41	$69	$23	$63	$200	$86
Institutional and other [1] [2] [3]	(596)	37	(56)	(62)	(355)	(357)	(559)	(712)
Talcott Resolution net income (loss)	(504)	145	(15)	7	(332)	(294)	(359)	(626)
Less: Unlock benefit (charge), after tax	15	12	1	(104)	(9)	3	27	(6)
Less: Restructuring and other costs, after tax	—	—	—	(1)	1	(1)	—	—
Less: Loss from discontinued operations, after tax [1]	(617)	29	(70)	(73)	(421)	(484)	(588)	(905)
Less: Net reinsurance gain (loss) on dispositions, after tax	—	—	—	—	1	44	—	45
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	(3)	(8)	(45)	70	(7)	49	(11)	42
Talcott Resolution core earnings	$101	$112	$99	$115	$103	$95	$213	$198
CORE EARNINGS (LOSSES)
U.S. Annuity	$84	$89	$81	$89	$79	$73	$173	$152
Institutional and other [2]	17	23	18	26	24	22	40	46
Talcott Resolution core earnings	$101	$112	$99	$115	$103	$95	$213	$198

[1]	Loss from discontinued operations, after tax includes loss on disposition and income (loss) from discontinued operations during the period. The three months ended June 30, 2014 includes a loss on disposition of $659 related to the Japan annuity business; the three months ended June 30, 2013 includes a loss on disposition of $102 related to the U.K. variable annuity business.

[2]	Other consists of PPLI, International and residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and
Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[3]	Includes derivative gains of $71 for the three months ended March 31, 2013 primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
U.S. ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]
U.S. annuity	49.0	50.3	45.0	49.0	42.3	38.4	49.5	40.8
FULL SURRENDER RATES [2]
U.S. variable annuity	13.9%	12.3%	14.5%	20.3%	17.5%	14.5%	13.0%	16.2%
CONTRACT COUNTS (in thousands)
U.S. variable annuity	721	747	774	802	839	873
U.S. fixed annuity and other	151	163	170	176	180	184

[1]	Represents annualized earnings divided by a two-point average of assets under management.

[2]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	1,960	1,872	1,848	1,682	1,606	1,569

Total account value with guaranteed minimum death benefits (“GMDB”)	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500
Gross net amount of risk ("NAR")	4,024	4,192	4,325	4,657	5,195	5,349
NAR reinsured	78%	77%	76%	75%	72%	72%
Contracts in the Money [2]	14%	17%	16%	22%	33%	29%
% In the Money [2] [3]	27%	23%	26%	19%	14%	16%
Retained NAR [1]	891	971	1,026	1,183	1,457	1,498
Net GAAP liability	331	322	316	301	298	293

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$28,161	$29,036	$30,262	$30,907	$32,035	$34,106
Gross NAR	139	163	167	228	344	361
NAR reinsured	21%	21%	20%	18%	18%	19%
Contracts in the Money [2]	5%	6%	5%	9%	14%	13%
% In the Money [2] [3]	13%	12%	12%	9%	8%	9%
Retained NAR [1]	110	129	134	187	282	293
Net GAAP (asset) liability	(43)	(15)	(3)	158	513	651

[1]
Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.

[2]	Excludes contracts that are fully reinsured.

[3]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
U.S. ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
VARIABLE ANNUITIES
Beginning balance	$59,547	$61,812	$61,512	$62,579	$65,500	$64,824	$61,812	$64,824
Deposits	58	66	60	77	180	226	124	406
Partial withdrawals	(563)	(634)	(748)	(647)	(630)	(710)	(1,197)	(1,340)
Full surrenders	(2,041)	(1,860)	(2,235)	(3,153)	(2,805)	(2,356)	(3,901)	(5,161)
Death benefits/annuitizations/other [1]	(508)	(521)	(470)	(445)	(472)	(468)	(1,029)	(940)
Transfers	(2)	(1)	—	(2)	(1)	1	(3)	—
Net flows	(3,056)	(2,950)	(3,393)	(4,170)	(3,728)	(3,307)	(6,006)	(7,035)
Change in market value/change in reserve/interest credited and other	1,859	685	3,693	3,103	807	3,983	2,544	4,790
Ending balance	$58,350	$59,547	$61,812	$61,512	$62,579	$65,500	$58,350	$62,579
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$9,917	$10,142	$10,455	$10,670	$10,797	$10,848	$10,142	$10,848
Deposits	—	—	—	—	2	6	—	8
Surrenders	(576)	(331)	(381)	(264)	(161)	(103)	(907)	(264)
Death benefits/annuitizations/other [1]	(19)	7	(58)	(64)	(72)	(74)	(12)	(146)
Transfers	1	1	(2)	(2)	(3)	—	2	(3)
Net flows	(594)	(323)	(441)	(330)	(234)	(171)	(917)	(405)
Change in market value/change in reserve/interest credited and other	106	98	128	115	107	120	204	227
Ending balance	$9,429	$9,917	$10,142	$10,455	$10,670	$10,797	$9,429	$10,670
TOTAL U.S. ANNUITY
Beginning balance	$69,464	$71,954	$71,967	$73,249	$76,297	$75,672	$71,954	$75,672
Deposits	58	66	60	77	182	232	124	414
Surrenders	(3,180)	(2,825)	(3,364)	(4,064)	(3,596)	(3,169)	(6,005)	(6,765)
Death benefits/annuitizations/other [1]	(527)	(514)	(528)	(509)	(544)	(542)	(1,041)	(1,086)
Transfers	(1)	—	(2)	(4)	(4)	1	(1)	(3)
Net flows	(3,650)	(3,273)	(3,834)	(4,500)	(3,962)	(3,478)	(6,923)	(7,440)
Change in market value/change in reserve/interest credited and other	1,965	783	3,821	3,218	914	4,103	2,748	5,017
Ending balance	$67,779	$69,464	$71,954	$71,967	$73,249	$76,297	$67,779	$73,249

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Fee income	$4	$3	$4	$2	$2	$3	$7	$5
Net investment income	5	2	8	6	—	13	7	13
Other revenues	—	—	1	—	—	—	—	—
Net realized capital gains (losses)	14	(9)	2	(5)	10	(96)	5	(86)
Total revenues	23	(4)	15	3	12	(80)	19	(68)
Insurance operating costs and other expenses [1]	20	12	34	(60)	14	26	32	40
Loss on extinguishment of debt [2]	—	—	—	—	—	213	—	213
Reinsurance loss on dispositions [3]	—	—	—	—	—	69	—	69
Interest expense	94	95	96	94	100	107	189	207
Restructuring and other costs	8	20	15	14	19	16	28	35
Total expenses	122	127	145	48	133	431	249	564
Loss before income taxes	(99)	(131)	(130)	(45)	(121)	(511)	(230)	(632)
Income tax benefit	(35)	(46)	(36)	(17)	(46)	(153)	(81)	(199)
Net loss	(64)	(85)	(94)	(28)	(75)	(358)	(149)	(433)
Less: Restructuring and other costs, after tax	(5)	(13)	(10)	(9)	(12)	(10)	(18)	(22)
Less: Loss on extinguishment of debt, after tax [2]	—	—	—	—	—	(138)	—	(138)
Less: Net reinsurance loss on dispositions, after tax [3]	—	—	—	—	—	(69)	—	(69)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	11	(9)	8	(3)	6	(68)	2	(62)
Core losses	$(70)	$(63)	$(92)	$(16)	$(69)	$(73)	$(133)	$(142)

[1]	In the three months ended September 30, 2013 insurance operating costs and other expenses include a benefit of $57, before tax, for an insurance recovery from the Company's insurers for past legal expenses associated with closed litigation and a benefit of $19, before tax, from the resolution of items under the Company's spin-off agreement with its former parent company.

[2]	In the three months ended March 31, 2013 the Company repurchased approximately $800 of outstanding senior notes and debentures. Loss on extinguishment of debt consists of the premium associated with repurchasing the debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance and other costs related to the repurchase transactions.
[3]In the three months ended March 31, 2013 reinsurance loss on dispositions consists of a reduction in goodwill related to the sale of the Retirement Plans business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	483	498	500	521	529	535	981	1,064
Tax-exempt	118	118	118	117	116	116	236	232
Total fixed maturities	601	616	618	638	645	651	1,217	1,296
Equity securities, available-for-sale	7	7	9	7	8	6	14	14
Mortgage loans	66	66	69	65	62	64	132	126
Policy loans	19	20	21	20	22	20	39	42
Limited partnerships and other alternative investments [2]	53	97	80	46	95	66	150	161
Other [3]	48	43	44	40	37	46	91	83
Subtotal	794	849	841	816	869	853	1,643	1,722
Investment expense	(26)	(25)	(30)	(29)	(28)	(28)	(51)	(56)
Total net investment income	768	824	811	787	841	825	1,592	1,666
Annualized investment yield, before tax [4]	4.3%	4.5%	4.4%	4.3%	4.6%	4.5%	4.4%	4.5%
Annualized investment yield, after-tax [4]	3.0%	3.2%	3.1%	3.0%	3.1%	3.1%	3.1%	3.1%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.1%	4.2%	4.2%	4.2%	4.2%	4.3%	4.2%	4.3%
New money yield [5]	3.8%	3.9%	4.0%	4.4%	3.6%	3.4%	3.9%	3.5%
Sales/maturities yield [6]	3.9%	4.2%	3.8%	3.9%	3.5%	3.6%	4.1%	3.5%
Portfolio duration (in years) [7]	5.1	5.0	5.2	5.3	5.5	5.4	5.1	5.5

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and dollar roll collateral and derivatives book value. Yield calculations for each period exclude assets associated with the dispositions of HLIKK, the Retirement Plans and Individual Life businesses, and the Hartford Life International Limited business, as applicable.

[5]	Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and dollar roll collateral.

[6]
Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities and repurchase agreement and dollar roll collateral.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities and assets associated with the Company's former Japan annuities business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY COMBINED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	163	166	165	168	175	172	329	347
Tax-exempt	93	92	92	92	91	92	185	183
Total fixed maturities	256	258	257	260	266	264	514	530
Equity securities, available-for-sale	3	3	4	3	4	2	6	6
Mortgage loans	16	16	16	13	11	12	32	23
Limited partnerships and other alternative investments [2]	18	48	46	20	50	39	66	89
Other [3]	9	10	12	9	16	3	19	19
Subtotal	302	335	335	305	347	320	637	667
Investment expense	(10)	(9)	(11)	(9)	(9)	(8)	(19)	(17)
Total net investment income	292	326	324	296	338	312	618	650
Annualized investment yield, before tax [4]	4.1%	4.5%	4.5%	4.2%	4.8%	4.5%	4.3%	4.5%
Annualized investment yield, after-tax [4]	3.0%	3.4%	3.5%	3.1%	3.6%	3.5%	3.2%	3.4%
Annualized investment yield, before tax; excluding limited partnership and other alternative investments [4]	4.0%	4.1%	4.1%	4.2%	4.2%	4.2%	4.1%	4.2%
New money yield [5]	3.9%	4.0%	4.0%	4.5%	3.9%	3.3%	3.9%	3.7%
Sales/maturities yield [6]	4.2%	4.3%	4.0%	4.4%	3.8%	3.8%	4.2%	3.8%
Portfolio duration (in years)	4.6	4.5	5.3	5.4	5.5	5.3	4.6	5.5

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that hedge fixed maturities and qualify for hedge accounting.

[4]	Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and dollar roll collateral and derivatives book value.

[5]	Represents the yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and dollar roll collateral.

[6]
Represents the yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities and repurchase agreement and dollar roll collateral.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Net Investment Income (Loss)
Commercial Markets	$230	$256	$252	$230	$262	$240	$486	$502
Consumer Markets	31	35	36	33	39	37	66	76
P&C Other Operations	31	35	36	33	37	35	66	72
Total Property & Casualty	292	326	324	296	338	312	618	650
Group Benefits	95	96	97	96	100	97	191	197
Talcott Resolution	376	400	382	389	403	403	776	806
Corporate	5	2	8	6	—	13	7	13
Total net investment income	$768	$824	$811	$787	$841	$825	$1,592	$1,666

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2014	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Jun 30 2014	Jun 30 2013
Net Realized Capital Gains (Losses)
Gross gains on sales [1]	$122	$183	$292	$105	$207	$1,709	305	1,916
Gross losses on sales	(33)	(129)	(333)	(137)	(117)	(72)	(162)	(189)
Net impairment losses	(7)	(22)	(14)	(26)	(12)	(21)	(29)	(33)
Valuation allowances on mortgage loans	(3)	—	(1)	—	—	—	(3)	—
Periodic net coupon settlements on credit derivatives [2]	2	(1)	(3)	(1)	—	(4)	1	(4)
Results of variable annuity hedge program
GMWB derivatives, net	(6)	15	43	203	(31)	47	9	16
Macro hedge	(15)	(10)	(52)	(50)	(47)	(85)	(25)	(132)
Total results of variable annuity hedge program	(21)	5	(9)	153	(78)	(38)	(16)	(116)
Other net gain (loss) [3]	(64)	(71)	70	37	21	70	(135)	91
Total net realized capital gains (losses)	$(4)	$(35)	$2	$131	$21	$1,644	$(39)	$1,665
Less: Realized gain on dispositions, before tax	—	—	—	—	1	1,574	—	1,575
Less: Realized gains (losses), included in core earnings, before tax	7	—	(2)	1	3	(3)	7	—
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(11)	(35)	4	130	17	73	(46)	90
Less: Impacts of DAC	(1)	16	(10)	28	(6)	22	15	16
Less: Impacts of tax	(6)	(17)	3	39	1	26	(23)	27
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(4)	$(34)	$11	$63	$22	$25	$(38)	$47

[1]	Includes $1.5 billion of gains for the three months ended March 31, 2013 relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	Included in core earnings.

[3]
Primarily consists of changes in value of non-qualifying derivatives including interest rate derivatives used to manage duration and the Japan 3Win fixed payout annuity hedge. Includes $71 of derivative gains relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended March 31, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Jun 30 2014		Mar 31 2014		Dec 31 2013		Sept 30 2013		Jun 30 2013
	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent
Total investments	$76,239	100.0%	$97,084	100.0%	$98,401	100.0%	$103,064	100.0%	$105,520	100.0%
Less: Equity securities, trading	12	—%	17,418	17.9%	19,745	20.1%	22,343	21.7%	23,362	22.1%
Total investments excluding trading securities	$76,227	100.0%	$79,666	82.1%	$78,656	79.9%	$80,721	78.3%	$82,158	77.9%
Asset-backed securities	$2,309	3.8%	$2,252	3.6%	$2,365	3.8%	$2,362	3.7%	$2,453	3.8%
Collateralized debt obligations	2,434	4.0%	2,394	3.8%	2,387	3.8%	2,550	4.0%	2,623	4.0%
Commercial mortgage-backed securities	4,696	7.8%	4,568	7.2%	4,446	7.1%	4,489	7.0%	4,733	7.3%
Corporate	28,668	47.7%	29,040	45.8%	28,490	45.7%	28,770	45.0%	29,666	45.7%
Foreign government/government agencies	1,707	2.8%	4,050	6.4%	4,104	6.6%	3,968	6.2%	3,825	5.9%
Municipal	12,713	21.1%	12,682	20.0%	12,173	19.5%	12,543	19.6%	12,569	19.4%
Residential mortgage-backed securities	4,426	7.3%	4,556	7.2%	4,647	7.5%	5,086	7.9%	5,167	8.0%
U.S. Treasuries	3,293	5.5%	3,797	6.0%	3,745	6.0%	4,255	6.6%	3,845	5.9%
Total fixed maturities, available-for-sale	$60,246	100.0%	$63,339	100.0%	$62,357	100.0%	$64,023	100.0%	$64,881	100.0%
U.S. government/government agencies	$7,569	12.6%	$8,194	12.9%	$8,208	13.2%	$8,923	13.9%	$8,588	13.2%
AAA	6,731	11.2%	6,410	10.1%	6,376	10.2%	6,377	10.0%	6,638	10.2%
AA	10,458	17.4%	12,930	20.4%	12,273	19.7%	12,923	20.2%	13,273	20.5%
A	16,437	27.3%	16,084	25.4%	15,498	24.9%	15,412	24.1%	15,514	23.9%
BBB	15,402	25.4%	16,006	25.3%	16,087	25.7%	16,187	25.2%	16,570	25.6%
BB & below	3,649	6.1%	3,715	5.9%	3,915	6.3%	4,201	6.6%	4,298	6.6%
Total fixed maturities, available-for-sale	$60,246	100.0%	$63,339	100.0%	$62,357	100.0%	$64,023	100.0%	$64,881	100.0%

[1]	Amount represents the value at which the assets are presented on the Consolidating Balance Sheets. Consolidating Balance Sheets are presented on page 4.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES

	As of Jun 30, 2014
	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, Available-for-sale, Exposures by Sector
Financial Services	$5,384	$5,718	7.5%
Utilities	4,488	4,945	6.5%
Consumer non-cyclical	3,470	3,833	5.0%
Energy	3,411	3,782	5.0%
Technology and communications	3,197	3,559	4.7%
Basic Industry	2,363	2,528	3.3%
Capital goods	1,933	2,139	2.8%
Consumer cyclical	1,674	1,804	2.4%
Transportation	891	974	1.3%
Other	191	209	0.3%
Total	$27,002	$29,491	38.8%
Top Ten Exposures by Issuer [2]
JP Morgan Money Market Fund	$362	$362	0.5%
State of Illinois	293	308	0.4%
Goldman Sachs Group Inc.	272	296	0.4%
HSBC Holdings PLC	266	281	0.4%
JP Morgan Chase & Co.	285	277	0.4%
State of California	241	275	0.4%
Morgan Stanley Institutional Liquidity Funds	275	275	0.4%
National Grid PLC	240	274	0.4%
Commonwealth of Massachusetts	240	267	0.4%
Bank of America Corp.	244	250	0.3%
Total	$2,718	$2,865	4.0%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.

[3]	These securities are included in short-term investments, fixed maturities, AFS, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category. On June 30, 2014, the Company completed the sale of Hartford Life Insurance KK, a Japanese company ("HLIKK"). HLIKK sold variable and fixed annuities in Japan from 2001 to 2009 and has been in runoff since 2009. The results of operations of the Company's Japan business have been retrospectively reclassified from continuing operations and included as a discontinued operation in the Company's results of operations for all periods presented herein.
The consolidating balance sheets and certain balance sheet measures incorporated herein are presented as follows: Life consists of Talcott Resolution, Mutual Funds, Group Benefits, and an Other category. Property & Casualty ("P&C") consists of P&C Commercial, Consumer Markets and P&C Other Operations. Corporate consists of the Corporate category.
Property & Casualty is organized into three reporting segments; P&C Commercial, Consumer Markets and P&C Other Operations ("Property & Casualty Combined"). P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution is comprised of runoff business from the Company's U.S. annuity, the retained Japan fixed payout annuity liabilities, and institutional and private-placement life insurance businesses, as well as the Japan business sold in June 2014, the Retirement Plans and Individual Life businesses sold in January 2013, and the U.K. variable annuity business sold in December 2013.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring charges and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.

Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding. The Company provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's P&C Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for P&C Commercial and Consumer Markets is set forth herein on pages 12 and 15, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. We believe that after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. We believe that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.